Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports First Quarter 2018 Earnings

Scranton, PA, April 25, 2018/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three months ended March 31, 2018.  Peoples reported net income of $5.9 million, or $0.79 per share for the first quarter of 2018, compared to $4.8 million, or $0.65 per share for the comparable period of 2017.  The increase in earnings for the current period is the product of higher net interest income due to growth in our average earning assets of $191.6 million from the year ago period and a reduction in income taxes due to the Tax Cuts and Jobs Act of 2017, which reduced the corporate tax rate to 21% effective January 1, 2018. These increases were partially offset by higher non-interest expenses related to our market expansion initiative.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely losses  incurred within investment securities available-for-sale, gains on the sale of our merchant services portfolio and the non-recurring tax provision related to the Tax Cuts and Jobs Act of 2017. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

Core net income, which we have defined to exclude losses or gains on investment securities, for the three months ended March 31, totaled $5.9 million and $4.8 million in 2018 and 2017, respectively. Core net income per share for the three months ended March 31, 2018 was $0.79, an increase from $0.65 for the same period in 2017. The results in 2018 include a $8 thousand loss in the value of our equity investment securities portfolio,  while the results for 2017 do not include a comparable gain or loss.

NOTABLES

•	Loans, net growth of $32.7 million in the first quarter of 2018 (7.8% annualized rate), with growth of $165.9 million or 10.6% since March 31, 2017.
•	Deposit growth of $1.0 million in the first quarter of 2018 (0.2% annualized rate), with growth of $104.5 million or 6.5% since March 31, 2017.
•	Book value per share improved to $36.05 at March 31, 2018 from $35.82 at December 31, 2017 and from $35.07 at March 31, 2017.
•	Tangible book value per share improved to $27.08 at March 31, 2018 from $26.83 at December 31, 2017 and from $25.97 at March 31, 2017.
•	Tax-equivalent net interest income increased to $17.6 million for the first quarter of 2018 compared to $17.7 million for the fourth quarter of 2017, and $16.7 million for the first quarter of 2017.
•

Return on average assets was 1.08% for the three months ended March 31, 2018 compared to 0.97% for the comparable period in 2017. Return on average equity was 8.89% for the three months ended March 31, 2018 compared to 7.51% for the year ago period.

•	Nonperforming assets to loans, net, and foreclosed assets increased to 0.72% at March 31, 2018, from 0.68% at December 31, 2017 but decreased compared to 0.78% at March 31, 2017.
•	The allowance for loan losses to loans, net was 1.14 % at March 31, 2018, an increase from 1.12% at December 31, 2017 and an increase from 1.09% at March 31, 2017.
•	The effective tax rate decreased to 11.7% in the first quarter of 2018 resulting from the tax reform legislation enacted in December 2017.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for the three months ended March 31  was 3.57% in 2018,  compared to 3.73%  for the same period in 2017. Yields and interest income on our tax-exempt loans and investment securities were computed on a taxable-equivalent basis assuming a 21% tax rate in 2018 and a 35% tax rate in 2017, reflecting the 21% statutory tax rate that became effective for Peoples on January 1, 2018, under the Tax Cuts and Jobs Act of 2017. The change in tax rate in the current period resulted in an eight basis point reduction to our tax-equivalent yield on earning assets, and coupled with higher interest-bearing liability costs are the factors in the decrease to our net interest margin on a taxable-equivalent basis from the quarter ended March 31, 2017 to March 31, 2018.

Tax-equivalent net interest income for the three months ended March 31, increased $942 thousand to $17.6 million in 2018 from $16.7 million in 2017. The increase in tax equivalent net interest income was primarily due to a $191.6 million increase in average earning assets for the three months ended March 31, 2018 when compared to the same period in 2017. The tax-equivalent yield on the loan portfolio decreased to 4.38% for the three months ended March 31, 2018, compared to 4.40% for the comparable period in 2017. The current period tax-equivalent yield on the loan portfolio would have been 4.44% had it been calculated using the 35% tax rate. Loans, net averaged $1.7 billion for the three months ended March 31, 2018 and $1.5 billion for the comparable period in 2017. For the three months ended March 31, the tax-equivalent yield on total investments decreased to 2.61% in 2018 from 2.89% in 2017.  The current period tax-equivalent yield on total investments would have remained level at 2.89% had it been calculated using the 35% tax rate. Average investments totaled $279.6 million in 2018 and $274.9 million in 2017. Average interest-bearing liabilities increased $152.6 million for the three months ended March 31, 2018, compared to the corresponding period last year. The cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased to 0.74% in the three months ended March 31, 2018 from 0.57% for the same period of 2017.

The provision for loan losses totaled $1.1 million for the three months ended March 31, 2018 and $1.2 million for the three months ended March 31, 2017.

For the three months ended March 31, noninterest income totaled $3.6 million in 2018, a decrease of 5.6% from $3.8 million in 2017. The largest decrease was to merchant services income due to the sale of our merchant business in the second quarter of 2017. Increases in service charges, fees and commissions, which include the accrual of bank owned life insurance benefits, and higher wealth management services revenue were more than offset by decreases in income generated from merchant services, income from fiduciary activities, income from mortgage banking activities and life insurance investment income.

Noninterest expense increased $725 thousand or 5.9% to $13.1 million for the three months ended March 31, 2018, from $12.4 million for the three months ended March 31, 2017. Salaries and employee benefits increased  $680 thousand or 10.8%  due to merit increases and continued investment in our expansion markets in the Lehigh Valley and King of Prussia.  Occupancy and equipment expenses also increased due to our market expansion when comparing the first quarter of 2018 and 2017 as those expenses increased $420 thousand or 17.5%. Partially offsetting the increase in salaries and occupancy expenses, merchant services related expenses decreased $728 thousand for the three months ended March 31, 2018 due to the sale of our merchant business in the second quarter of 2017.

 BALANCE SHEET REVIEW

At March 31, 2018, total assets, loans and deposits were $2.2 billion, $1.7 billion and $1.7 billion, respectively.  Loans, net increased $32.7 million, or 7.8% annualized from December 31, 2017 to March 31, 2018 and increased $165.9 million, or 10.6% from the year ago period. Total deposits grew $104.5 million or 6.5% from March 31, 2017 to March 31, 2018.  Non-interest bearing deposits increased $36.2 million or 10.1% while interest–bearing deposits increased $68.3 million or 5.4% during that period. During the first three months of 2018, total deposits have increased $1.0 million or 0.2% annualized. Total investments were $280.6  million at March 31, 2018, including $271.6 million securities classified as available-for-sale and $9.0 million classified as held-to-maturity.

Stockholders’ equity equaled $266.6 million or $36.05 per share at March 31, 2018, and $259.3 million or $35.07 per share at March 31, 2017. Tangible stockholders’ equity improved to $27.08 per share at March 31, 2018, from $25.97 per share at March 31, 2017. Dividends declared for the three months ended March 31, 2018 amounted to $0.32 per share, a 3.2% increase from the year ago period, representing a dividend payout ratio of 40.5%.

ASSET QUALITY REVIEW

Nonperforming assets were $12.4 million or 0.72% of loans, net and foreclosed assets at March 31, 2018, compared to $11.6 million or 0.68% of loans, net and foreclosed assets at December 31, 2017 and $12.1 million or 0.78% of loans, net and foreclosed assets at March 31, 2017. The allowance for loan losses equaled $19.7 million or 1.14% of loans, net at March 31, 2018 compared to $19.0 million or 1.12% of loans, net, at December 31, 2017 and $17.0 million or 1.09% of loans, net at March 31, 2017. Loans charged-off, net of recoveries, for the three months ended March 31, 2018, equaled $292 thousand or 0.07% of average loans, compared to $192 thousand or 0.05% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 27 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2018	2017	2017	2017	2017
Key performance data:
Per share data:
Net income	$0.79	$0.36	$0.72	$0.77	$0.65
Core net income (1)	$0.79	$0.71	$0.72	$0.59	$0.65
Cash dividends declared	$0.32	$0.32	$0.32	$0.31	$0.31
Book value	$36.05	$35.82	$36.00	$35.63	$35.07
Tangible book value (1)	$27.08	$26.83	$26.97	$26.56	$25.97
Market value:
High	$47.53	$51.06	$49.00	$45.73	$49.57
Low	$41.06	$44.04	$39.25	$39.25	$39.66
Closing	$45.65	$46.58	$47.80	$43.73	$41.80
Market capitalization	$337,650	$344,529	$353,553	$323,434	$309,075
Common shares outstanding	7,396,505	7,396,505	7,396,505	7,396,163	7,394,143
Selected ratios:
Return on average stockholders’ equity	8.89%	3.92%	8.00%	8.71%	7.51%
Core return on average stockholders’ equity (1)	8.90%	7.81%	8.00%	6.70%	7.51%
Return on average tangible stockholders’ equity	11.84%	5.22%	10.70%	11.73%	10.15%
Core return on average tangible stockholders’ equity (1)	11.85%	10.39%	10.70%	9.03%	10.15%
Return on average assets	1.08%	0.49%	1.03%	1.11%	0.97%
Core return on average assets (1)	1.08%	0.98%	1.03%	0.85%	0.97%
Stockholders’ equity to total assets	12.17%	12.21%	12.73%	12.76%	12.82%
Efficiency ratio (2)	60.69%	57.81%	57.81%	63.95%	59.13%
Nonperforming assets to loans, net, and foreclosed assets	0.72%	0.68%	0.83%	0.73%	0.78%
Net charge-offs to average loans, net	0.07%	0.26%	0.04%	0.09%	0.05%
Allowance for loan losses to loans, net	1.14%	1.12%	1.15%	1.11%	1.09%
Interest-bearing assets yield (FTE) (3)	4.14%	4.13%	4.19%	4.14%	4.17%
Cost of funds	0.74%	0.66%	0.61%	0.60%	0.57%
Net interest spread (FTE) (3)	3.40%	3.47%	3.58%	3.54%	3.60%
Net interest margin (FTE) (3)	3.57%	3.63%	3.73%	3.68%	3.73%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 21% in 2018 and 35% in 2017.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Mar 31	Mar 31
Three Months Ended	2018	2017
Interest income:
Interest and fees on loans:
Taxable	$17,509	$15,541
Tax-exempt	870	726
Interest and dividends on investment securities:
Taxable	858	697
Tax-exempt	701	794
Dividends	16	12
Interest on interest-bearing deposits in other banks	40	29
Interest on federal funds sold
Total interest income	19,994	17,799
Interest expense:
Interest on deposits	1,834	1,434
Interest on short-term borrowings	667	174
Interest on long-term debt	306	348
Total interest expense	2,807	1,956
Net interest income	17,187	15,843
Provision for loan losses	1,050	1,200
Net interest income after provision for loan losses	16,137	14,643
Noninterest income:
Service charges, fees, commissions	2,088	1,572
Merchant services income	250	1,015
Commissions and fees on fiduciary activities	497	508
Wealth management income	411	319
Mortgage banking income	147	179
Life insurance investment income	187	189
Net (loss) gain on investment securities	(8)
Total noninterest income	3,572	3,782
Noninterest expense:
Salaries and employee benefits expense	6,955	6,275
Net occupancy and equipment expense	2,814	2,394
Merchant services expense	2	730
Amortization of intangible assets	230	268
Other expenses	3,080	2,689
Total noninterest expense	13,081	12,356
Income before income taxes	6,628	6,069
Provision for income tax expense	774	1,269
Net income	$5,854	$4,800
Other comprehensive income (loss):
Unrealized (losses) gains on investment securities available-for-sale	$(2,376)	$273
Income tax related to other comprehensive income	(499)	96
Other comprehensive (loss) income, net of income taxes	(1,877)	177
Comprehensive income	$3,977	$4,977
Per share data:
Net income	$0.79	$0.65
Cash dividends declared	$0.32	$0.31
Average common shares outstanding	7,396,505	7,394,143

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2018	2017	2017	2017	2017
Interest income:
Interest and fees on loans:
Taxable	$17,509	$16,925	$16,535	$15,945	$15,541
Tax-exempt	870	829	813	795	726
Interest and dividends on investment securities available-for-sale:
Taxable	858	819	714	719	697
Tax-exempt	701	737	716	752	794
Dividends	16	15	13	12	12
Interest on interest-bearing deposits in other banks	40	26	40	38	29
Total interest income	19,994	19,351	18,831	18,261	17,799
Interest expense:
Interest on deposits	1,834	1,833	1,654	1,529	1,434
Interest on short-term borrowings	667	301	177	248	174
Interest on long-term debt	306	307	344	349	348
Total interest expense	2,807	2,441	2,175	2,126	1,956
Net interest income	17,187	16,910	16,656	16,135	15,843
Provision for loan losses	1,050	1,200	1,200	1,200	1,200
Net interest income after provision for loan losses	16,137	15,710	15,456	14,935	14,643
Noninterest income:
Service charges, fees, commissions	2,088	1,934	2,156	1,682	1,572
Merchant services income	250	185	165	1,178	1,015
Commissions and fees on fiduciary activities	497	515	540	494	508
Wealth management income	411	330	414	348	319
Mortgage banking income	147	208	193	204	179
Life insurance investment income	187	192	193	195	189
Net (loss) gain on investment securities	(8)
Net gains on sale of merchant services business				2,278
Total noninterest income	3,572	3,364	3,661	6,379	3,782
Noninterest expense:
Salaries and employee benefits expense	6,955	6,819	6,550	7,026	6,275
Net occupancy and equipment expense	2,814	2,648	2,483	2,450	2,394
Merchant services expense	2	12	33	1,033	730
Amortization of intangible assets	230	249	259	258	268
Other expenses	3,080	2,727	3,155	3,235	2,689
Total noninterest expense	13,081	12,455	12,480	14,002	12,356
Income before income taxes	6,628	6,619	6,637	7,312	6,069
Income tax expense	774	3,971	1,287	1,653	1,269
Net income	$5,854	$2,648	$5,350	$5,659	$4,800
Other comprehensive (loss) income :
Unrealized (losses) gains on investment securities available-for-sale	$(2,376)	$(2,866)	$(381)	$1,184	$273
Change in pension liability		318
Income tax related to other comprehensive (loss) income	(499)	(892)	(133)	414	96
Reclassification related to tax reform legislation		(1,101)
Other comprehensive (loss) income, net of income taxes	(1,877)	(2,757)	(248)	770	177
Comprehensive income (loss)	$3,977	$(109)	$5,102	$6,429	$4,977
Per share data:
Net income	$0.79	$0.36	$0.72	$0.77	$0.65
Cash dividends declared	$0.32	$0.32	$0.32	$0.31	$0.31
Average common shares outstanding	7,396,505	7,396,505	7,396,505	7,396,163	7,394,143

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2018	2017	2017	2017	2017
Net interest income:
Interest income
Loans, net:
Taxable	$17,509	$16,925	$16,535	$15,945	$15,541
Tax-exempt	1,101	1,274	1,250	1,223	1,117
Total loans, net	18,610	18,199	17,785	17,168	16,658
Investments:
Taxable	912	859	766	768	709
Tax-exempt	887	1,132	1,102	1,156	1,222
Total investments	1,799	1,991	1,868	1,924	1,931
Interest on interest-bearing balances in other banks	2	2	1	1	29
Federal funds sold
Total interest income	20,411	20,192	19,654	19,093	18,618
Interest expense:
Deposits	1,834	1,833	1,654	1,529	1,434
Short-term borrowings	667	301	177	248	174
Long-term debt	306	307	344	349	348
Total interest expense	2,807	2,441	2,175	2,126	1,956
Net interest income	$17,604	$17,751	$17,479	$16,967	$16,662
Loans, net:
Taxable	4.45%	4.36%	4.43%	4.37%	4.41%
Tax-exempt	3.57%	4.36%	4.33%	4.29%	4.30%
Total loans, net	4.38%	4.36%	4.42%	4.36%	4.40%
Investments:
Taxable	2.15%	2.01%	1.93%	1.93%	1.87%
Tax-exempt	3.33%	4.08%	4.09%	4.17%	4.30%
Total investments	2.61%	2.82%	2.81%	2.85%	2.89%
Interest-bearing balances with banks	1.74%	0.74%	1.46%	1.31%	1.16%
Federal funds sold
Total interest-bearing assets	4.14%	4.13%	4.19%	4.14%	4.17%
Interest expense:
Deposits	0.56%	0.54%	0.50%	0.48%	0.47%
Short-term borrowings	1.66%	1.43%	1.30%	1.13%	0.86%
Long-term debt	2.51%	2.44%	2.43%	2.44%	2.44%
Total interest-bearing liabilities	0.74%	0.66%	0.61%	0.60%	0.57%
Net interest spread	3.40%	3.47%	3.58%	3.54%	3.60%
Net interest margin	3.57%	3.63%	3.73%	3.68%	3.73%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
At period end	2018	2017	2017	2017	2017
Assets:
Cash and due from banks	$26,699	$36,336	$31,839	$41,026	$31,511
Interest-bearing balances in other banks	76	1,152	1,067	375	304
Federal funds sold
Investment securities:
Available-for-sale	271,378	272,502	259,108	256,774	264,644
Equity investments carried at fair value	189	46	30
Held-to-maturity	9,028	9,274	9,564	9,868	10,180
Loans held for sale		106	460		444
Loans, net	1,725,781	1,693,065	1,632,515	1,597,362	1,559,867
Less: allowance for loan losses	19,718	18,960	18,831	17,802	16,969
Net loans	1,706,063	1,674,105	1,613,684	1,579,560	1,542,898
Premises and equipment, net	37,511	37,557	37,373	35,892	34,967
Accrued interest receivable	6,482	6,936	5,908	6,206	5,604
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	2,948	3,178	3,427	3,685	3,944
Other assets	67,887	64,469	66,406	68,002	65,640
Total assets	$2,191,631	$2,169,031	$2,092,236	$2,064,758	$2,023,506
Liabilities:
Deposits:
Noninterest-bearing	$394,729	$380,729	$372,146	$356,435	$358,538
Interest-bearing	1,325,289	1,338,289	1,315,709	1,282,998	1,257,006
Total deposits	1,720,018	1,719,018	1,687,855	1,639,433	1,615,544
Short-term borrowings	142,500	123,675	71,900	91,500	77,475
Long-term debt	49,265	49,734	50,199	57,160	57,615
Accrued interest payable	518	497	481	431	457
Other liabilities	12,706	11,131	15,505	12,725	13,096
Total liabilities	1,925,007	1,904,055	1,825,940	1,801,249	1,764,187
Stockholders’ equity:
Common stock	14,793	14,793	14,793	14,792	14,792
Capital surplus	135,080	135,043	134,988	134,937	134,884
Retained earnings	124,841	121,353	119,971	116,988	113,621
Accumulated other comprehensive loss	(8,090)	(6,213)	(3,456)	(3,208)	(3,978)
Total stockholders’ equity	266,624	264,976	266,296	263,509	259,319
Total liabilities and stockholders’ equity	$2,191,631	$2,169,031	$2,092,236	$2,064,758	$2,023,506

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Average quarterly balances	2018	2017	2017	2017	2017
Assets:
Loans, net:
Taxable	$1,596,493	$1,540,356	$1,482,215	$1,464,401	$1,429,323
Tax-exempt	125,142	116,055	114,455	114,287	105,442
Total loans, net	1,721,635	1,656,411	1,596,670	1,578,688	1,534,765
Investments:
Taxable	171,634	169,973	157,104	159,841	159,593
Tax-exempt	107,917	109,979	106,865	111,061	115,347
Total investments	279,551	279,952	263,969	270,902	274,940
Interest-bearing balances with banks	467	1,069	272	307	349
Federal funds sold
Total interest-bearing assets	2,001,653	1,937,432	1,860,911	1,849,897	1,810,054
Other assets	194,928	195,815	195,773	196,913	194,499
Total assets	$2,196,581	$2,133,247	$2,056,684	$2,046,810	$2,004,553
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,323,993	$1,338,282	$1,299,661	$1,270,459	$1,244,021
Noninterest-bearing	377,124	376,888	366,610	356,282	346,567
Total deposits	1,701,117	1,715,170	1,666,271	1,626,741	1,590,588
Short-term borrowings	162,965	83,791	54,084	87,739	82,002
Long-term debt	49,486	49,949	56,270	57,372	57,856
Other liabilities	16,054	16,411	14,820	14,305	14,872
Total liabilities	1,929,622	1,865,321	1,791,445	1,786,157	1,745,318
Stockholders’ equity	266,959	267,926	265,239	260,653	259,235
Total liabilities and stockholders’ equity	$2,196,581	$2,133,247	$2,056,684	$2,046,810	$2,004,553

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2018	2017	2017	2017	2017
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$11,283	$10,559	$11,714	$10,429	$11,446
Accruing loans past due 90 days or more	435	734	1,509	835	462
Foreclosed assets	685	284	358	384	236
Total nonperforming assets	$12,403	$11,577	$13,581	$11,648	$12,144

Three months ended
Allowance for loan losses:
Beginning balance	$18,960	$18,831	$17,802	$16,969	$15,961
Charge-offs	426	1,139	268	431	311
Recoveries	134	68	97	64	119
Provision for loan losses	1,050	1,200	1,200	1,200	1,200
Ending balance	$19,718	$18,960	$18,831	$17,802	$16,969

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2018	2017	2017	2017	2017
Core net income per share:
Net income GAAP	$5,854	$2,648	$5,350	$5,659	$4,800
Adjustments:
Less: Gain on sale of merchant services business				2,278
Add: Losses on investment securities	8
Less: Losses on investment securities tax adjustment	2
Add: Expenses related to sale of merchant services business				271
Add: Gain on sale of merchant services business tax adjustment				702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017		2,623
Net income Core	$5,860	$5,271	$5,350	$4,354	$4,800
Average common shares outstanding	7,396,505	7,396,505	7,396,505	7,396,163	7,394,143
Core net income per share	$0.79	$0.71	$0.72	$0.59	$0.65
Tangible book value:
Total stockholders’ equity	$266,624	$264,976	$266,296	$263,509	$259,319
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	2,948	3,178	3,427	3,685	3,944
Total tangible stockholders’ equity	$200,306	$198,428	$199,499	$196,454	$192,005
Common shares outstanding	7,396,505	7,396,505	7,396,505	7,396,163	7,394,143
Tangible book value per share	$27.08	$26.83	$26.97	$26.56	$25.97
Core return on average stockholders’ equity:
Net income GAAP	$5,854	$2,648	$5,350	$5,659	$4,800
Adjustments:
Less: Gain on sale of merchant services business				2,278
Add: Losses on investment securities	8
Less: Losses on investment securities tax adjustment	2
Add: Expenses related to sale of merchant services business				271
Add: Gain on sale of merchant services business tax adjustment				702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017		2,623
Net income Core	$5,860	$5,271	$5,350	$4,354	$4,800
Average stockholders’ equity	$266,959	$267,926	$265,239	$260,653	$259,235
Core return on average stockholders’ equity	8.90%	7.81%	8.00%	6.70%	7.51%
Return on average tangible equity:
Net income GAAP	$5,854	$2,648	$5,350	$5,659	$4,800
Average stockholders’ equity	$266,959	$267,926	$265,239	$260,653	$259,235
Less: average intangibles	66,433	66,673	66,926	67,185	67,448
Average tangible stockholders’ equity	$200,526	$201,253	$198,313	$193,468	$191,787
Return on average tangible stockholders’ equity	11.84%	5.22%	10.70%	11.73%	10.15%
Core return on average tangible stockholders’ equity:
Net income GAAP	$5,854	$2,648	$5,350	$5,659	$4,800
Adjustments:
Less: Gain on sale of merchant services business				2,278
Add: Losses on investment securities	8
Less: Losses on investment securities tax adjustment	2
Add: Expenses related to sale of merchant services business				271
Add: Gain on sale of merchant services business tax adjustment				702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017		2,623
Net income Core	$5,860	$5,271	$5,350	$4,354	$4,800
Average stockholders’ equity	$266,959	$267,926	$265,239	$260,653	$259,235
Less: average intangibles	66,433	66,673	66,926	67,185	67,448
Average tangible stockholders’ equity	$200,526	$201,253	$198,313	$193,468	$191,787
Core return on average tangible stockholders’ equity	11.85%	10.39%	10.70%	9.03%	10.15%
Core return on average assets:
Net income GAAP	$5,854	$2,648	$5,350	$5,659	$4,800
Adjustments:
Less: Gain on sale of merchant services business				2,278
Add: Losses on investment securities	8
Less: Losses on investment securities tax adjustment	2
Add: Expenses related to sale of merchant services business				271
Add: Gain on sale of merchant services business tax adjustment				702
Add: Tax expense from the Tax Cuts and Jobs Act of 2017		2,623
Net income Core	$5,860	$5,271	$5,350	$4,354	$4,800
Average assets	$2,196,581	$2,133,247	$2,056,684	$2,046,810	$2,004,553
Core return on average assets	1.08%	0.98%	1.03%	0.85%	0.97%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Mar 31	Mar 31
Three Months Ended	2018	2017
Core net income per share:
Net income GAAP	$5,854	$4,800
Adjustments:
Add: Losses on investment securities	8
Less: Losses on investment securities tax adjustment	2
Net income Core	$5,860	$4,800
Average common shares outstanding	7,396,505	7,394,143
Core net income per share	$0.79	$0.65